                                                                   EXHIBIT 99.17

                    [LETTERHEAD OF FIRST USA APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                             First USA Bank, N.A.

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-5

                -----------------------------------------------

                Monthly Period:                    06/01/99 to
                                                   06/30/99
                Distribution Date:                 07/19/99
                Transfer Date:                     07/16/99

 Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, N.A. (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-5 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

 A. Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                              Class A                                4.56888889
                              Class B                                4.73777782
                              CIA Inv. Amt.                          5.83333329


    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                              Class A                                4.56888889
                              Class B                                4.73777782
                              CIA Inv. Amt.                          5.83333329

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1997-5
Page 2


    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                              Class A                                      0.00
                              Class B                                      0.00
                              CIA Inv. Amt.                                0.00


B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                              Class A                           $100,277,456.79
                              Class B                              9,075,692.40
                              CIA Inv. Amt.                       11,485,128.37
                                                          ----------------------
                              Total                             $120,838,277.56
                                                          ======================

    2.  Allocation of Finance Charge Receivables.
        -----------------------------------------

        (a)   The aggregate amount of Allocations of
              Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                              Class A                            $10,221,444.41
                              Class B                                923,625.44
                              CIA Inv. Amt.                        1,169,883.63
                                                          ----------------------
                              Total                               12,314,953.48
                                                          ======================

        (b)   Principal Funding Investment Proceeds
              (to Class A)                                                  N/A
        (c)   Withdrawals from Reserve Account
              (to Class A)                                                  N/A
                                                          ----------------------
                Class A Available Funds                          $10,221,444.41
                                                          ======================

        (b)   Principal Funding Investment Proceeds
              (to Class B)                                                  N/A
        (c)   Withdrawals from Reserve Account
              (to Class B)                                                  N/A
                                                          ----------------------
                Class B Available Funds                             $923,625.44
                                                          ======================

        (b)   Prin. Funding Investment Proceeds
              (to Class CIA)                                                N/A
        (c)   Withdrawals from Reserve Account
              (to Class CIA)                                                N/A
                                                          ----------------------
                CIA Available Funds                               $1,169,883.63
                                                          ======================

        (d)   Total Principal Funding Investment Proceeds                  0.00
        (e)   Earnings on Reserve Account deposits                         0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1997-5
Page 3


    3.  Principal Receivables/Investor Percentages.
        -------------------------------------------

        (a)   The aggregate amount of Principal
              Receivables in the Trust as of the last
              day of the Monthly Period                      $32,905,203,045.50

        (b) Invested Amount as of the last day of the preceding month (Adjusted Class A Invested
              Amount during Accumulation Period)

                              Class A                            650,000,000.00
                              Class B                             58,735,000.00
                              CIA Inv. Amt.                       74,395,000.00
                                                          ----------------------
                              Total                              783,130,000.00

        (c)   The Floating Allocation Percentage: The
              Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                              Class A                                    1.975%
                              Class B                                    0.178%
                              CIA Inv. Amt.                              0.226%
                                                          ----------------------
                              Total                                      2.379%

        (d)   During the Amortization Period: The Invested
              Amount as of _______ (the last day of the Revolving Period)

                              Class A                                       N/A
                              Class B                                       N/A
                              CIA Inv. Amt.                                 N/A
                                                          ----------------------
                              Total                                         N/A

        (e)   The Fixed/Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                              Class A                                       N/A
                              Class B                                       N/A
                              CIA Inv. Amt.                                 N/A
                                                          ----------------------
                              Total                                         N/A

    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a)  35 - 64 days                                        441,916,187.60
        (b)  65 - 94 days                                        282,873,109.15
        (c)  95 - 124 days                                       240,882,665.36
        (d)  125 - 154 days                                      215,404,335.72
        (e)  155 - 184 days                                      182,288,104.72
        (f)  185 or more days                                              0.00
                                                          ----------------------
                              Total                            1,363,364,402.55
                                                          ======================

 MONTHLY CERTIFICATEHOLDERS' STATEMENT                    Series 1997-5
 Page 4


    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)   The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Monthly Period
              allocable to the Invested Amount (the
              aggregate "Investor Default Amount")

                              Class A                             $2,922,279.77
                              Class B                                264,061.70
                              CIA Inv. Amt.                          334,466.16
                                                          ----------------------
                              Total                               $3,520,807.63
                                                          ======================


    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the
              Class B Invested Amount and the CIA
              Invested Amount

                              Class A                                     $0.00
                              Class B                                      0.00
                              CIA Inv. Amt.                                0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================


        (b)   The aggregate amount of Class A Investor
              Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested
              Amount and the CIA Invested Amount

                              Class A                                     $0.00
                              Class B                                      0.00
                              CIA Inv. Amt.                                0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================


    7.  Investor Servicing Fee.
        -----------------------

        (a)   The amount of the Investor Monthly
              Servicing Fee payable by the Trust
              to the Servicer for the Monthly Period

                              Class A                               $812,500.00
                              Class B                                 73,418.75
                              CIA Inv. Amt.                           92,993.75
                                                          ----------------------
                              Total                                 $978,912.50
                                                          ======================

 MONTHLY CERTIFICATEHOLDERS' STATEMENT                    Series 1997-5
 Page 5


    8.  Reallocated Principal Collections.
        ----------------------------------

        The amount of Reallocated CIA and Class B
        Principal Collections applied in respect of Interest Shortfalls, Investor Default
        Amounts or Investor Charge-Offs for the
        prior month

                              Class B                                     $0.00
                              CIA Inv. Amt.                                0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================


    9.  CIA Invested Amount.
        --------------------

        (a)   The amount of the CIA Invested Amount as
              of the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to
              be made in respect of the preceding month           74,395,000.00


        (b)   The Required CIA Invested Amount as of the
              close of business on the related Distribution
              Date after giving effect to withdrawals,
              deposits and payments to be made in respect
              of the preceding month                              74,395,000.00


    10. The Pool Factor.
        ----------------

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date).
        The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                              Class A                                1.00000000
                              Class B                                1.00000000

    11. The Portfolio Yield.
        --------------------

        The Portfolio Yield for the related Monthly Period               13.48%

    12. The Base Rate.
        --------------

        The Base Rate for the related Monthly Period                      7.33%

 MONTHLY CERTIFICATEHOLDERS' STATEMENT                    Series 1997-5
 Page 6


 C. Information Regarding the Principal Funding Account.
    ----------------------------------------------------

    1.  Accumulation Period.
        --------------------

        (a)   Accumulation Period Commencement Date                    06/30/04

        (b)   Accumulation Period length (months)                             1

        (c)   Accumulation Period Factor                                   8.00

        (d)   Required Accumulation Factor Number                             8

        (e)   Controlled Accumulation Amount                    $783,130,000.00

        (f)   Minimum Payment Rate (last 12 months)                      13.95%


    2.  Principal Funding Account.
        --------------------------

    Beginning Balance                                                     $0.00
        Plus: Principal Collections for Related
              Monthly Period from Principal Account                        0.00
        Plus: Interest on Principal Funding Account
              Balance for Related Monthly Period                            N/A
        Less: Withdrawals to Finance Charge Account                         N/A
        Less: Withdrawals to Distribution Account                          0.00
                                                          ----------------------
    Ending Balance                                                        $0.00


    3.  Accumulation Shortfall.
        -----------------------

              The Controlled Deposit Amount for
              the previous Monthly Period                                   N/A

        Less: The amount deposited into the
              Principal Funding Account for
              the Previous Monthly Period                                   N/A
                                                          ----------------------
              Accumulation Shortfall                                        N/A
                                                          ======================

              Aggregate Accumulation Shortfalls                             N/A
                                                          ======================

    4.  Principal Funding Investment Shortfall.
        ---------------------------------------

              Covered Amount                                                N/A

        Less: Principal Funding Investment Proceeds                         N/A
                                                          ----------------------

              Principal Funding Investment Shortfall                        N/A

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1997-5
Page 7


D.  Information Regarding the Reserve Account.
    ------------------------------------------

    1.  Required Reserve Account Analysis.

        (a)   Required Reserve Account Amount
              percentage (0.5% of Class A Invested
              Amount or other amount designated by
              Transferor)                                                  0.00

        (b)   Required Reserve Account Amount ($)                          0.00

        (c)   Required Reserve Account Balance after
              effect of any transfers on the Related
              Transfer Date                                                0.00

        (d)   Reserve Draw Amount transferred to the
              Finance Charge Account on the Related
              Transfer Date                                                0.00

    2.  Reserve Account Investment Proceeds.
        ------------------------------------

        Reserve Account Investment Proceeds transferred
        to the Finance Charge Account on the Related
        Transfer Date                                                       N/A

    3.  Withdrawals from the Reserve Account.
        -------------------------------------

        Total Withdrawals from the Reserve Account
        transferred to the Finance Charge Account
        on the Related Transfer Date (1(d) plus 2 above)                    N/A

    4.  The Portfolio Adjusted Yield.
        -----------------------------

        The Portfolio Adjusted Yield for the related
        Mthly Period                                                      6.32%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page





                                 First USA Bank, N.A.
                                 as Servicer


                                 By: /s/ Tracie Klein
                                    -------------------------------------
                                    Tracie Klein
                                    First Vice President